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                                                                    EXHIBIT 32.1


                           SECTION 1350 CERTIFICATION

In connection with the Annual Report of Amedia Networks, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2005 (the "Report") filed with the Securities and Exchange Commission, I, Frank Galuppo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

APRIL 17,2006                           /s/ FRANK GALUPPO
                                        -----------------
                                        FRANK GALUPPO
                                        CHIEF EXECUTIVE OFFICER


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO AMEDIA NETWORKS, INC. AND WILL BE RETAINED BY AMEDIA NETWORKS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.